Exhibit 10.4
Execution Version

Schedule II to this exhibit has been omitted pursuant to Item 601(a)(5) of Regulation S-K.
OPORTUN PLW TRUST
SIXTH AMENDMENT TO THE LOAN AND SECURITY AGREEMENT
This SIXTH AMENDMENT TO THE LOAN AND SECURITY AGREEMENT, dated as of February 29, 2024 (this “Amendment”), is entered into among OPORTUN PLW TRUST, as borrower (the “Borrower”), OPORTUN PLW DEPOSITOR, LLC, as the depositor (the “Depositor”), OPORTUN, INC., as seller (the “Seller”), the various financial institutions party hereto, as lenders (in such capacity, each, a “Lender” and collectively, the “Lenders”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral agent (in such capacity, the “Collateral Agent”), as paying agent (in such capacity, the “Paying Agent”), as securities intermediary (in such capacity, the “Securities Intermediary”) and as depositary bank (in such capacity, the “Depositary Bank”).
RECITALS
WHEREAS, the Borrower, the Depositor, the Seller, the Lenders, the Collateral Agent, the Paying Agent, the Securities Intermediary and the Depositary Bank have previously entered into that certain Loan and Security Agreement, dated as of September 8, 2021 (as amended, modified or supplemented prior to the date hereof, the “Loan Agreement”);
WHEREAS, concurrently herewith, (i) the Borrower, PF Servicing, LLC, as servicer, and the Collateral Agent are entering into that certain First Amendment to the Servicing Agreement, dated as of the date hereof, and (ii) the Borrower and the Lenders are entering into that certain Consent, dated as of the date hereof; and
WHEREAS, in accordance with Section 10.1 of the Loan Agreement, the parties desire to amend the Loan Agreement as provided herein.
NOW, THEREFORE, in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each party hereto agrees as follows:
ARTICLE I

DEFINITIONS
SECTION 1.01.    Defined Terms Not Defined Herein. All capitalized terms used herein that are not defined herein shall have the meanings assigned to them in, or by reference in, the Loan Agreement.

ARTICLE II

AMENDMENTS TO THE LOAN AGREEMENT
SECTION 2.01.    Amendments. The Loan Agreement is hereby amended to incorporate the changes reflected on the marked pages of the Loan Agreement attached hereto as Schedule I, with a conformed copy of the amended Loan Agreement attached hereto as Schedule II.
ARTICLE III

REPRESENTATIONS AND WARRANTIES
SECTION 3.01.    Representations and Warranties. Each of the Seller, the Depositor and the Borrower hereby represents and warrants to each Lender, the Collateral Agent, the Paying Agent, the Securities Intermediary, the Depositary Bank that:
(a)    Representations and Warranties. Both before and immediately after giving effect to this Amendment, the representations and warranties made by the Seller, the Depositor and Borrower in the Loan Agreement and each of the other Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
(b)    Enforceability. This Amendment and the Loan Agreement, as amended hereby, constitute the legal, valid and binding obligation of the Seller, the Depositor and the Borrower enforceable against the Seller, the Depositor and the Borrower in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and by general principles of equity.
(c)    No Defaults. No Rapid Amortization Event, Event of Default, Servicer Default or Block Event has occurred and is continuing.
ARTICLE IV

MISCELLANEOUS
SECTION 4.01.    Ratification of Loan Agreement. As amended by this Amendment, the Loan Agreement is in all respects ratified and confirmed and the Loan Agreement, as amended by this Amendment, shall be read, taken and construed as one and the same instrument.
SECTION 4.02.    Execution in Counterparts; Electronic Execution. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Each of the parties hereto agrees that this transaction may be conducted by electronic means. Any signature (including, without limitation, (x) any electronic symbol or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record and (y) any facsimile or .pdf signature) hereto or to any other certificate, agreement or document related to this transaction, and any contract formation or record-keeping, in each case, through electronic means, shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act, and the parties hereto hereby waive any objection to the contrary. Each party agrees, and acknowledges that it is such party’s intent, that if such party signs this Amendment using an electronic signature, it is signing, adopting, and accepting this Amendment and that signing this Amendment using an electronic signature is the legal equivalent of having placed its handwritten signature on this Amendment on paper. Each party acknowledges that it is being provided with an electronic or paper copy of this Amendment in a usable format.
SECTION 4.03.    Recitals. The recitals contained in this Amendment shall be taken as the statements of the Borrower, the Depositor and the Seller, and none of the Collateral Agent, the Paying Agent, the Securities Intermediary or the Depositary Bank assumes any responsibility for their correctness. None of the Collateral Agent, the Paying Agent, the Securities Intermediary or the Depositary Bank makes any representations as to the validity or sufficiency of this Amendment.
SECTION 4.04.    Rights of the Collateral Agent, the Paying Agent, the Securities Intermediary and the Depositary Bank. The rights, privileges and immunities afforded to the Collateral Agent, the Paying Agent, the Securities Intermediary and the Depositary Bank under the Loan Agreement shall apply hereunder as if fully set forth herein.
SECTION 4.05.    GOVERNING LAW; JURISDICTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). EACH OF THE PARTIES TO THIS AMENDMENT HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.
SECTION 4.06.    Effectiveness. This Amendment shall become effective as of the date hereof upon:
(a)    receipt by the Collateral Agent and the Paying Agent of an Officer’s Certificate of the Borrower stating that the execution of this Amendment is authorized and permitted by the

Transaction Documents and all conditions precedent to the execution of this Amendment have been satisfied;
(b)    receipt by the Collateral Agent and the Paying Agent of an Opinion of Counsel stating that the execution of this Amendment is authorized and permitted under the Transaction Documents and all conditions precedent to the execution of this Amendment have been satisfied;
(c)    receipt by the Collateral Agent and the Paying Agent of evidence of the consent of the Borrower and the Lenders to this Amendment;
(d)    receipt by the Collateral Agent, Paying Agent and the Lenders of counterparts of this Amendment, duly executed by each of the parties hereto;
(e)    receipt by the Lenders of a non-petition letter, in form and substance satisfactory to the Lenders, duly executed by each of the parties thereto; and
(f)    receipt by the Collateral Agent, the Paying Agent and the Lenders of such other instruments, documents, agreements and opinions reasonably requested by the Collateral Agent, the Paying Agent or any of the Lenders prior to the date hereof.
SECTION 4.07.    Limitation of Liability of Owner Trustee. Notwithstanding anything herein or in any Transaction Document to the contrary, it is expressly understood and agreed by the parties hereto that (i) this Amendment is executed and delivered by Wilmington Trust, National Association, not individually or personally but solely as owner trustee (the “Owner Trustee”) of the Borrower, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Borrower is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, National Association in its individual capacity, but made and intended for the purpose of binding only the Borrower, (iii) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenants, either expressed or implied, contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (iv) Wilmington Trust, National Association has made no investigation as to the accuracy or completeness of any representations and warranties made by the Borrower in this Amendment and (v) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Borrower or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Borrower under this Amendment or any other related document.
(Signature page follows)
IN WITNESS WHEREOF, the Borrower, the Depositor, the Seller, the Lenders, the Collateral Agent, the Paying Agent, the Securities Intermediary and the Depositary Bank have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

OPORTUN PLW TRUST,
as Borrower

By: Wilmington Trust, National Association, not in its individual capacity, but solely as Owner Trustee of the Borrower

By: /s/ Drew H. Davis
Name: Drew H. Davis
Title: Vice President

OPORTUN PLW DEPOSITOR, LLC,
as Depositor

By: /s/ Jonathan Coblentz
Name:
Title:

OPORTUN, INC.,
as Seller

By: /s/ Jonathan Coblentz
Name:
Title:WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Collateral Agent

By: /s/ Drew H. Davis
    Name: Drew. H. Davis
    Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Paying Agent

By: /s/ Drew H. Davis
    Name: Drew. H. Davis
    Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Securities Intermediary

By: /s/ Drew H. Davis
    Name: Drew. H. Davis
    Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Depositary Bank

By: /s/ Drew H. Davis
    Name: Drew. H. Davis
    Title: Vice President

GOLDMAN SACHS BANK USA,
as a Committed Lender

By: /s/ Jeffrey Clark
Name: Jeffrey Clark
Title: Authorized Person

JEFFERIES FUNDING LLC,
as a Committed Lender

By: /s/ Michael Wade
Name: Michael Wade
Title: Managing Director

JPMORGAN CHASE BANK, N.A.,
as a Committed Lender

By: /s/ Gareth Morgan
Name: Gareth Morgan
Title: Executive Director

CHARIOT FUNDING LLC,
as a Bank Sponsored Lender

By: /s/ Gareth Morgan
Name: Gareth Morgan
Title: Executive Director

MORGAN STANLEY BANK, N.A.,
as a Committed Lender

By: /s/ Stephen Marchi
Name: Stephen Marchi
Title: Authorized Signatory

SCHEDULE I
Amendments to the Loan Agreement
CONFORMED COPY
As amended by the
Sixth Amendment to the Loan and Security Agreement,
dated as of February 29, 2024

LOAN AND SECURITY AGREEMENT
among
OPORTUN PLW TRUST,
as Borrower,
OPORTUN PLW DEPOSITOR, LLC,
as Depositor,
OPORTUN, INC.,
as Seller,
THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY HERETO,
as Lenders,
and
WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Collateral Agent, Paying Agent, Securities Intermediary and Depositary Bank
dated as of September 8, 2021Simple SOFR, plus (b) 0.11448% (11.448 basis points); provided that if Adjusted Daily Simple SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.
“Adjusted Leverage Ratio” means, on any date of determination, the ratio of (i) Adjusted Liabilities minus Excluded Liabilities to (ii) Tangible Net Worth.
“Adjusted Leverage Ratio Covenant” means that the Parent will have a maximum Adjusted Leverage Ratio of 3.5:1.
“Adjusted Liabilities” means, on any date of determination, the excess of total Liabilities over the amount of any asset-backed securities that would appear as liabilities on the balance sheet of the Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP.
“Adjusted Term SOFR” means, for any Interest Period, an interest rate per annum equal to (a) Term SOFR for such Interest Period, plus (b) 0.10% (10 basis points); provided that if Adjusted Term SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.
“Administrator” shall mean the Person acting in such capacity from time to time pursuant to and in accordance with the Trust Agreement, which shall initially be PF Servicing, LLC.
“Administrator Order” means a written order or request signed in the name of the Administrator by any one of its Responsible Officers and delivered to the Collateral Agent or the Paying Agent.
“ADS Score” means the credit score for an Obligor referred to as the “Alternative Data Score” determined by the Seller in accordance with its proprietary scoring method.
“Advance” means a Class A Advance or a Class B Advance.
“Advance Amount” means the amount requested by the Borrower to be funded by the Lenders on an Advance Date.
“Advance Date” means the date on which each Advance occurs.
“Adverse Claim” means a Lien on any Person’s assets or properties in favor of any other Person (including any UCC financing statement or any similar instrument filed against such Person’s assets or properties), other than a Permitted Encumbrance.
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or
“Excluded Liabilities” means the aggregate outstanding balance of all Pool Receivables that (i) have been sold or transferred for legal purposes by the Seller or any Affiliate thereof to unaffiliated third party purchasers in whole loan sale transactions or similar transfers in respect of which a legal true sale opinion has been obtained by the Seller and (ii) notwithstanding such sale or transfer for legal purposes, would be included as liabilities on the balance sheet of the Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP as part of the line item “Liabilities—Asset-backed borrowings at amortized cost,” which aggregate outstanding balance will be certified as of the end of each Monthly Period in an Officer’s Certificate of the chief financial officer of the Parent furnished to the Lenders on or before the related Payment Date, commencing with the March 2024 Payment Date.
“Excluded Taxes” means (a) in the case of each Lender, taxes imposed on its overall net income, and franchise taxes imposed on it in lieu of net income taxes, by a jurisdiction (including any political subdivision thereof) as a result of such Lender being organized under the laws of, having an office or doing business in, or having a present or former connection between such Lender and, such jurisdiction; (b) any tax in the nature of branch profits taxes imposed under U.S. law or any other jurisdiction described in clause (a); (c) in the case of a Lender that is a Non-United States Person, U.S. federal withholding Tax imposed pursuant to laws in effect on the date on which such non-US Lender becomes a party to this Agreement, (d) any taxes attributable to a Lender’s failure to comply with the document and information requirements set forth in Section 8.3(b); and (e) any FATCA Withholding Tax.
“Exit Fee” has the meaning specified in Section 2.8(b).
“Exiting Lender” has the meaning specified in Section 2.2.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Extension Request” has the meaning specified in Section 2.2.
“Extension Criteria” has the meaning specified in Section 2.2.
“Facility Loan” means each Class A Loan or Class B Loan hereunder.
“Facility Termination Date” means the Payment Date on which the Facility Loans, plus all other amounts due and owing to the Lenders and other Secured Parties, are paid in full and the aggregate Commitment is reduced to zero.
“FATCA” means the Foreign Account Tax Compliance Act provisions, sections 1471 through to 1474 of the Code (including any regulations or official interpretations issued with respect thereof or agreements thereunder and any amended or successor provisions).
“FATCA Withholding Tax” means any withholding or deduction required pursuant to FATCA.
“FCA” has the meaning assigned to such term in Section 3.7(c).
“FDIC” means the Federal Deposit Insurance Corporation or any successor thereto.Maximum Principal Amount at such time; provided that, with respect to any Committed Lender with a related Bank Sponsored Lender, such Committed Lender and its related Bank Sponsored Lender will be considered together for purposes of this determination.
“Leverage Ratio” means, on any date of determination, the ratio of (i) Liabilities minus Excluded Liabilities to (ii) Tangible Net Worth.
“Leverage Ratio Covenant” means that the Parent will have a maximum Leverage Ratio of 11.5:1.
“Liabilities” means, on any date of determination, the total liabilities which would appear on the balance sheet of the Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP.
“Lien” means any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever or any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing) (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the UCC or comparable Law of any jurisdiction).
“Liquidity Covenant” means that the Seller will have a minimum liquidity of $10,000,000, equal to unrestricted cash or Cash Equivalents.
“Loan” means any promissory note or other loan documentation originally entered into between an Originator and an Obligor in connection with consumer loans made by such Originator to such Obligor in the ordinary course of such Originator’s business and acquired, directly or indirectly, by the Depositor and the Depositor Loan Trustee for the benefit of the Depositor for further transfer by the Depositor and the Depositor Loan Trustee for the benefit of the Depositor to the Borrower.
“Loan Loss Reserve Amount” means, on any date of determination, the product of (i) the Outstanding Receivables Balance of all Eligible Receivables at such time, times (ii) 12.0%, times (iii) a fraction, expressed as a percentage, (a) the numerator of which is equal to the number of days remaining in the current Monthly Period and (b) the denominator of which is equal to 360.
“Loan Principal” means the principal payable in respect of the Facility Loans pursuant to Article III.
“Loan Rate” means the Class A Loan Rate or the Class B Loan Rate, as applicable.
“Material Adverse Effect” means any event or condition which would have a material adverse effect on (i) the collectability of any material portion of the Receivables, (ii) the condition (financial or otherwise), businesses or properties of the Borrower, the Depositor, the Servicer, Oportun, LLC, the Seller or, if designated as an Additional Originator, Oportun Bank, (iii) the ability of the Borrower, the Depositor, Oportun, LLC, the Seller or, if designated as an